UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 7, 2000


                            VDC COMMUNICATIONS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        001-14281                     061524454
   --------                        ---------                     ---------
(State or other              (Commission File No.)             (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)

                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830
                          ----------------------------
                     (Address of principal executive office)

                                 (203) 869-5100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

         See the following press release, dated December 8, 2000, announcing the commencement by the American Stock Exchange of the process to strike VDC Communications, Inc. common stock from listing and registration on the American Stock Exchange.

FOR IMMEDIATE RELEASE

Contact:          Clayton F. Moran
                  VDC Communications, Inc.
                  (203) 869-5100

                        VDC COMMUNICATIONS RECEIVES AMEX
                NOTIFICATION OF COMMENCEMENT OF DELISTING PROCESS

         Greenwich, CT: December 8, 2000. VDC Communications, Inc. (AMEX:"VDC") received notice from the American Stock Exchange ("AMEX") Staff on December 7, 2000 indicating that VDC no longer complies with AMEX's continued listing guidelines and that AMEX intends "to proceed with the filing of an application with the Securities and Exchange Commission (the "SEC") to strike VDC Communications, Inc.'s ("the Company") common stock from listing and registration on the Exchange". In this regard, AMEX's notice references specific sections of the AMEX Company Guide including Sections: 1003(a)(ii); 1003(a)(iii); 1003(a)(iv); and 1003(v). These Sections relate to: stockholders' equity below $4 million with losses in three of the last four fiscal years; incurring sustained losses in its five most recent fiscal years; concern as to whether VDC will be able to continue operations and/or meet its obligations as they mature; and, concern over the low stock price.

         VDC expects to appeal AMEX's decision and request a hearing before a committee of the Exchange by notifying AMEX in writing no later than December 14, 2000. However, there can be no assurance that VDC's request for continued listing will be granted. If VDC loses the appeal, VDC will consider other trading venues.

         VDC is a facilities-based domestic and international telecommunications company, providing domestic and international carrier services to retail and wholesale customers.

         Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements made by VDC involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of VDC to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: (i) VDC's limited capital and possible bankruptcy; (ii) VDC's ability to operate profitably; (iii) VDC's ability to secure sufficient financing in order to fund its operations; (iv) competitive and other market conditions, including pricing pressure, that may adversely affect the scope of VDC's operations; (v) VDC's dependence on certain key personnel; (vi) VDC's concentration of revenues from a couple of larger customers; (vii) network failure or complications, including service delays; (viii) VDC's ability to successfully integrate potential mergers and/or acquisitions into VDC, including the retention of certain key personnel;
(ix) dependence upon a limited number of equipment vendors; (x) network capacity constraints; (xi) uncertainty as to whether the Internet will continue to grow as a medium for voice and facsimile communications; and, (xii) inherent regulatory, licensing and political risks associated with operations in foreign and other risks as are described from time to time in the SEC reports filed by VDC, including a Registration Statement on Form S-3 (No. 333-46694) and a VDC prospectus dated October 27, 2000. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date made. VDC disclaims any obligation to update any of the forward-looking statements contained herein to reflect any change in VDC's expectation with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 8, 2000            VDC COMMUNICATIONS, INC.


                                   By:  /s/ Frederick A. Moran
                                      ------------------------------------------
                                            Frederick A. Moran
                                            Chairman and Chief Executive Officer